SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
               OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     November 12, 1999
                                                    _____________________


Exact Name of Registrant as
  Specified in Its Charter:       SMTEK INTERNATIONAL, INC.
                             ___________________________________


          DELAWARE                      1-8101                33-0213512
 _____________________________        ____________           _____________
State or Other Jurisdiction of        Commission            I.R.S. Employer
Incorporation or Organization        File Number          Identification No.



Address of Principal Executive Offices:     2151 Anchor Court
                                            Thousand Oaks, CA 91320
                                           _________________________

Registrant's Telephone Number, Including
 Area Code:                                    (805) 376-2595
                                             _________________________

Former Name or Former Address,
 if Changed Since Last Report:                 Not applicable
                                             _________________________

Item 2.  Acquisition or Disposition of Assets.

     On November 12, 1999, SMTEK International, Inc. ("SMTEK" or the "Company") sold 100% of the capital stock of its printed circuit board operation, Irlandus Circuits Ltd. ("Irlandus"), which is located in Northern Ireland. Irlandus was the sole operating unit which comprised SMTEK's printed circuit board business segment. Accordingly, the sale of Irlandus has been accounted for as the sale of a discontinued operation. The purchaser was a management buy-out team which included one manager from Irlandus and one manager from the Company's electronics manufacturing services operation in Northern Ireland. The purchase price was negotiated on an arms length basis between the Company and the purchaser. The sales proceeds in the aggregate amount of 2,800,000 British pounds sterling (approximately $4.5 million) consisted of a cash dividend of 500,000 pounds sterling paid by Irlandus just prior to closing and cash of 2,300,000 pounds sterling paid by the purchaser at closing.

     In connection with the sale, SMTEK and the purchaser entered into a purchase/supply agreement pursuant to which SMTEK agreed to purchase printed circuit boards from Irlandus of at least 350,000 pounds sterling annually (approximately $560,000) for the next three years. In addition, SMTEK and the purchaser entered into a computer services agreement whereby SMTEK will provide computer support services to Irlandus for a minimum term of one year for a flat monthly fee of 1,500 pounds sterling (approximately $2,400) plus on-site maintenance billed at 20 pounds sterling to 35 pounds sterling per hour.

     In its press release dated November 19, 1999 which announced the sale of Irlandus (attached as Exhibit 99.1 hereto), and in its Form 10-Q filed with the Securities and Exchange Commission on November 22, 1999, the Company stated that the gain on the sale was not material. The transaction resulted in an increase in comprehensive income of approximately $94,000. The components of such increase, as explained in more detail below, are a loss from sale of discontinued operations of approximately $662,000 and other comprehensive income of approximately $756,000.

     At the time of sale, Irlandus had an accumulated foreign currency translation loss of approximately $756,000. In accordance with Statement of Financial Accounting Standards No. 52, "Foreign Currency Translation", this amount has been included in the determination of the $662,000 loss on sale of discontinued operations as shown in the accompanying pro forma condensed consolidated statement of operations and comprehensive income (loss) for the year ended June 30, 1999. In accordance with Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income", an equal and offsetting amount to the $756,000 foreign currency translation account balance included in the loss on sale of discontinued operations is reported as other comprehensive income in the accompanying pro forma condensed consolidated statement of operations and comprehensive income (loss) for the year ended June 30, 1999. Taking this offsetting amount into consideration, the sale of Irlandus results in an increase in comprehensive income of approximately $94,000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Pro forma financial information:

     The unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 1999, the unaudited pro forma condensed consolidated statement of operations and other comprehensive income
     (loss) for the year ended June 30, 1999, and the unaudited pro forma condensed consolidated statement of operations for the three months ended September 30, 1999 are attached hereto as pages F-1 through F-5.

(b)  Exhibits

         Exhibit             Description
         _______             ____________
           10.1 Agreement dated November 12, 1999 between DDL Europe Limited (a subsidiary of the Company) and Fast Track Circuits Limited for the sale of the capital stock of Irlandus Circuits Limited

           99.1      Press release dated November 19, 1999



                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SMTEK INTERNATIONAL, INC.

       December 28, 1999                 /s/ Richard K. Vitelle
_________________________________        _________________________________
           Date                         Richard K. Vitelle
                                        Vice President -Finance
                                        (Principal Financial Officer)

     DESCRIPTION OF UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
              REFLECTING THE SALE OF IRLANDUS CIRCUITS LTD.
                        BY SMTEK INTERNATIONAL, INC.


     The following unaudited pro forma condensed consolidated financial statements of SMTEK have been prepared giving effect to the sale of Irlandus as if the transaction had taken place at September 30, 1999 for the pro forma condensed consolidated balance sheet, and on July 1, 1998 in the case of both the pro forma condensed consolidated statement of operations and comprehensive income (loss) for the year ended June 30, 1999 and the pro forma condensed consolidated statement of operations for the three months ended September 30, 1999.

     On November 12, 1999, SMTEK sold Irlandus for 2,800,000 British pounds sterling (approximately $4,523,000), comprised of a cash dividend of 500,000 pounds sterling paid by Irlandus just prior to closing and cash of 2,300,000 pounds sterling paid by the purchaser at closing. SMTEK used a portion of the sales proceeds to pay down its outstanding borrowings under its U.S. bank line of credit in the amount of approximately $2,421,000.

     Irlandus was the sole operating unit which comprised SMTEK's printed circuit board business segment. Accordingly, Irlandus has been accounted for as a discontinued operation.

     Because the sale of Irlandus is assumed to occur on July 1, 1998, the results of operations of Irlandus for fiscal 1999 are eliminated by a pro forma adjustment in the accompanying pro forma condensed consolidated statement of operations and comprehensive income (loss) for the year ended June 30, 1999.

     At the time of sale, Irlandus had an accumulated foreign currency translation loss of approximately $756,000. In accordance with Statement of Financial Accounting Standards No. 52, "Foreign Currency Translation", this amount has been included in the determination of the $662,000 loss on sale of discontinued operations, as shown in the accompanying pro forma condensed consolidated statement of operations and comprehensive income (loss) for the year ended June 30, 1999. In accordance with Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income", an equal and offsetting amount to the $756,000 foreign currency translation account balance included in the loss on sale of discontinued operations is reported as other comprehensive income in the accompanying pro forma condensed consolidated statement of operations and comprehensive income (loss) for the year ended June 30, 1999.

     The unaudited pro forma financial information is not necessarily indicative of the results of operations or the financial position which would have resulted had the sale of Irlandus actually been consummated at any of the foregoing assumed dates, or which may result in the future. The pro forma financial information should be read in conjunction with SMTEK's historical financial statements.

                            SMTEK INTERNATIONAL, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 1999
                                  (Unaudited)
                                 (In thousands)


                                  Historical       Pro forma      Pro forma
                                    amounts       adjustments      amounts
                                    -------        ---------       -------
ASSETS
Current assets:
  Cash and cash equivalents       $  4,049       $ (1,525)(A)     $  4,349
                                                    1,825 (B)

  Accounts receivable, net          10,682         (1,868)(A)        8,814
  Costs and estimated earnings
    in excess of billings on
    uncompleted contracts,
    net of progress billings         6,958                           6,958
  Inventories                        6,450           (644)(A)        5,806
  Prepaid expenses                     325            (62)(A)          263
                                    ------         ------           ------
      Total current assets          28,464         (2,274)          26,190

Property and equipment, net          9,289         (3,447)(A)        5,842
Goodwill                             2,104                           2,104
Deposits and other assets              324                             324
                                    ------         ------           ------
                                  $ 40,181       $ (5,721)       $  34,460
                                    ======         ======           ======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Bank lines of credit payable    $  4,861       $ (2,421)(B)    $   2,440
  Current portion of long-term
   debt                              2,157           (478)(A)        1,679
  Accounts payable                  11,263         (1,331)(A)        9,932
  Other current liabilities          4,936           (269)(A)        4,667
                                    ------         ------           ------
      Total current liabilities     23,217         (4,499)          18,718
                                    ------         ------           ------

Long-term debt                       7,234         (1,316)(A)        5,918
                                    ------         ------           ------
Stockholders' equity:
  Common stock and additional
    paid-in capital                 36,971                          36,971
  Accumulated deficit              (26,654)          (662)(C)      (27,316)
  Accumulated other comprehensive
    income (loss)                     (587)           756 (C)          169
                                    ------         ------           ------
      Total stockholders' equity     9,730             94            9,824
                                    ------         ------           ------
                                  $ 40,181       $ (5,721)       $  34,460
                                    ======         ======           ======

                              SMTEK INTERNATIONAL, INC.
                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                      OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
                              YEAR ENDED JUNE 30, 1999
                                    (Unaudited)
                     (In thousands except per share amounts)

                                  Historical     Pro forma       Pro forma
                                    results     adjustments       results
                                    -------      ---------        -------
Sales                                $59,492      $(8,317)(D)      $51,175
                                      ------       ------           ------
Costs and expenses:
  Cost of goods sold                  51,523       (6,917)(D)       44,606
  Administrative and selling           6,662       (1,109)(D)        5,553
  Amortization of goodwill             1,284                         1,284
                                      ------       ------           ------
                                      59,469       (8,026)          51,443
                                      ------       ------           ------
Operating income (loss)                   23         (291)            (268)
                                      ------       ------           ------
Non-operating income (expense):
  Interest expense                    (1,678)          14 (D)       (1,458)
                                                      206 (E)
  Other income (expense)                 362         (241)(D)          121
                                      ------       ------           ------
                                      (1,316)         (21)          (1,337)
                                      ------       ------           ------
Loss from continuing operations
  before income taxes                 (1,293)        (312)          (1,605)
Provision for income taxes            (1,202)                       (1,202)
                                      ------       ------           ------
Loss from continuing operations       (2,495)        (312)          (2,807)

Loss from sale of discontinued
 operations net of tax                    -          (662)(C)         (662)
                                      ------       ------           ------
Net loss                              (2,495)        (974)          (3,469)
                                      ------       ------           ------
Other comprehensive income (loss):
  Foreign currency translation
   adjustments                          (228)                         (228)
  Reclassification of foreign currency
   translation adjustments included in
   loss from discontinued operations      -           756(C)           756
                                      ------       ------           ------
Other comprehensive income (loss)       (228)         756              528
                                      ------       ------           ------
Comprehensive loss                   $(2,723)     $  (218)         $(2,941)
                                      ======       ======           ======

Loss from continuing operations
 per share                           $ (1.41)                      $ (1.58)
                                      ======                        ======
Shares used in computing loss from
 continuing operations per share       1,771                         1,771
                                      ======                        ======

                              SMTEK INTERNATIONAL, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED SEPTEMBER 30, 1999
                                    (Unaudited)
                     (In thousands except per share amounts)


                                  Historical     Pro forma       Pro forma
                                    results     adjustments       results
                                    -------      ---------        -------

Sales                              $  15,211                     $  15,211
                                      ------                        ------
Costs and expenses:
  Cost of goods sold                  13,378                        13,378
  Administrative and selling           1,350                         1,350
  Amortization of goodwill               326                           326
                                      ------                        ------
                                      15,054                        15,054
                                      ------                        ------
Operating income                         157                           157
                                      ------       ------           ------
Non-operating income (expense):
  Interest expense                      (252)          52 (E)         (200)
  Other income (expense)                  37                            37
                                      ------       ------           ------
                                        (215)          52             (163)
                                      ------       ------           ------
Loss from continuing operations
  before income taxes                    (58)          52               (6)

Provision for income taxes               (20)                          (20)
                                      ------       ------           ------
Loss from continuing operations       $  (78)      $   52           $  (26)
                                      ======       ======           ======

Loss from continuing operations
 per share                            $(0.03)                       $(0.01)
                                      ======                        ======
Shares used in computing loss from
 continuing operations per share       2,267                         2,267
                                      ======                        ======

                       SMTEK INTERNATIONAL, INC.
       NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
                           (In thousands)


(A)   To remove assets and liabilities of Irlandus Circuits.


(B) To record cash received on sale of Irlandus Circuits, net of cash disbursed for transaction costs, as follows:

        Sales proceeds paid by cash dividend from Irlandus     $   808
        Sales proceeds paid in cash by purchaser                 3,715
                                                               -------
        Total sales proceeds                                     4,523
        Cash paid for transaction costs                           (277)
                                                               -------
        Net sales proceeds                                       4,246

        Less cash disbursed to pay down borrowings
         under U.S. bank line of credit                         (2,421)
                                                               -------
        Net increase in cash                                   $ 1,825
                                                               =======
(C) To record the loss on sale of Irlandus Circuits, calculated as follows:

       Net sales proceeds per (A) above                        $ 4,246

       Assets of Irlandus Circuits                $ 7,546
       Liabilities of Irlandus Circuits            (3,394)
                                                  -------
       Net assets of divested operation             4,152       (4,152)
     	                                            -------	     -------
       Gain on sale before elimination of
        currency translation account                                94

       Elimination of foreign currency translation account
        balance of Irlandus Circuits                              (756)
                                                               -------
       Loss on sale of Irlandus Circuits                       $  (662)
                                                               =======


(D)   To eliminate the results of operations of Irlandus
       Circuits for the year ended June 30, 1999.

                                                                   Three Mos.
                                                       Year Ended    Ended
                                                        6/30/99     9/30/99
                                                         ------     -------
(E)   To reduce interest expense to give effect to the
       $2,421,000 paydown of bank lines of credit from
       the proceeds of the Irlandus sale, with interest
       calculated at an annual rate of 8.5%               $  206     $   52
                                                          ======     ======